Exhibit 99.1

DuPont Announces Acquisition of Rogers Corporation
Rogers’ Shareholders to Receive $277 Per Share in Cash

Chandler, Arizona, November 2, 2021: Rogers Corporation (NYSE:ROG) announced today that it has entered into a definitive merger agreement to be acquired by DuPont (NYSE: DD) in an all-cash transaction that values Rogers at approximately $5.2 billion.
The transaction delivers substantial value to Rogers’ shareholders, who will receive $277 in cash per share, representing a 33% premium over Rogers’ closing share price on November 1, 2021, and a 46% premium to the 1-month volume weighted average share price.
Following the closing of the transaction, Rogers will be integrated into DuPont’s Electronics & Industrial business unit. Rogers significant applications engineering, design expertise, and deep customer relationships form a strong strategic fit with DuPont’s innovation capabilities and collaborative approach to solving the most complex customer challenges.
“Rogers is a recognized global leader in advanced materials solutions, and this combination with DuPont will help accelerate our long-term growth in EV/HEV, ADAS and other key markets,” stated Bruce D. Hoechner, Rogers' President and CEO. “The Rogers’ team has created a growth-focused organization built on a foundation of strong technology leadership and customer intimacy. Our combination with DuPont, a proven leader in technology-based materials, provides resources and support to allow Rogers to scale for success. Rogers is a natural fit with DuPont, and this combination will create an exciting next chapter for Rogers’ customers, employees and partners.”
“Rogers is a results-driven organization with excellent technical expertise and deep customer relationships that align well with DuPont’s leading innovation and applied material science capabilities,” said Ed Breen, DuPont Executive Chairman and CEO. “The combination of Rogers with our Electronics & Industrial business further strengthens our market-leading portfolio and ability to bring new solutions to exciting end markets. We look forward to welcoming Rogers’ employees and working together to deliver essential innovations that help our customers and company grow.”
Transaction Details
The Board of Directors of Rogers has unanimously approved the agreement with DuPont and recommends that the Rogers’ shareholders vote in favor of the transaction at the Special Meeting of Shareholders to be called in connection with the transaction.
The transaction is expected to close in the second quarter of 2022, subject to customary closing conditions, including approval by Rogers’ shareholders and receipt of regulatory approvals.
J.P. Morgan Securities LLC served as exclusive financial advisor to Rogers on the transaction; Covington & Burling LLP and Hinckley, Allen & Snyder LLP served as outside legal counsel.
For further information regarding all terms and conditions contained in the definitive merger agreement, please see Rogers’ Current Report on Form 8-K filed in connection with the transaction.
Third Quarter 2021 Financial Results
In a separate press release, Rogers today announced its financial results for the third quarter of 2021. The press release is available on the Investor Relations section of the Company’s website. As a result of the announced transaction with DuPont, Rogers has canceled its earnings conference call previously scheduled for November 4, 2021.

Exhibit 99.1
About Rogers Corporation
Rogers Corporation (NYSE:ROG) is a global leader in engineered materials to power, protect and connect our world. Rogers delivers innovative solutions to help our customers solve their toughest material challenges. Rogers’ advanced electronic and elastomeric materials are used in applications for EV/HEV, automotive safety and radar systems, mobile devices, renewable energy, wireless infrastructure, energy-efficient motor drives, industrial equipment and more. Headquartered in Chandler, Arizona, Rogers operates manufacturing facilities in the United States, Asia and Europe, with sales offices worldwide.
About DuPont
DuPont (NYSE: DD) is a global innovation leader with technology-based materials and solutions that help transform industries and everyday life. Our employees apply diverse science and expertise to help customers advance their best ideas and deliver essential innovations in key markets including electronics, transportation, construction, water, healthcare and worker safety. More information about the company, its businesses and solutions can be found at www.dupont.com. Investors can access information included on the Investor Relations section of the website at investors.dupont.com.
Additional Information and Where to Find It
This communication does not constitute a solicitation of any vote or approval. Rogers intends to file with the Securities and Exchange Commission (“SEC”) and mail to its stockholders a definitive proxy statement in connection with the proposed transaction with DuPont. ROGERS’ STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ROGERS AND THE PROPOSED MERGER. Investors and stockholders may obtain a free copy of the proxy statement and other documents filed with the SEC (when they became available) from the SEC’s website at www.sec.gov or by accessing the Rogers’ website at https://rogerscorp.com/investors.
Certain Information Concerning Participants
Rogers and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Rogers’ stockholders with respect to the proposed transaction with DuPont. Information about Rogers’ directors and executive officers is set forth in Rogers’ definitive proxy statement for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on March 26, 2021, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 19, 2021. These documents may be obtained as indicated above. Investors and stockholders may obtain more detailed information regarding the direct and indirect interests of Rogers and its respective directors and executive officers in the proposed transaction by reading the definitive proxy statement that Rogers intends to file with the SEC when it becomes available.
Safe Harbor Statement
Statements included in this release that are not a description of historical facts are forward-looking statements. Words or phrases such as “believe,” “may,” “could,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “seek,” “plan,” “expect,” “should,” “would” or similar expressions are intended to identify forward-looking statements, and are based on Rogers’ current beliefs and expectations. This release contains forward-looking statements, which concern the planned acquisition of Rogers by DuPont (the “DuPont Merger”), our plans, objectives, outlook, goals, strategies, future events, future net sales or performance, capital expenditures, future restructuring, plans or intentions relating to expansions, business trends and other information that is not historical information. All forward-looking statements are based upon information available to us on the date of this release and are subject to risks, uncertainties and other factors, many of which are outside of our control, which could cause actual results to differ materially from those indicated by the forward-looking statements. Rogers’ actual future results may differ materially from Rogers’ current expectations due to the risks and uncertainties inherent in its business and risks relating to the DuPont Merger. These risks include, but are not limited to: uncertainties as to the timing and

Exhibit 99.1
structure of the DuPont Merger; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the DuPont Merger; the risk that management’s time and attention is diverted on transaction related issues; the risk that Rogers is unable to retain key personnel; the effects of disruptions caused by the transaction making it more difficult to maintain relationships with employees, customers, vendors and other business partners; the risk that stockholder litigation in connection with the DuPont Merger may result in significant costs of defense, indemnification and liability. Other risks and uncertainties that could cause such results to differ include: the duration and impacts of the novel coronavirus global pandemic and efforts to contain its transmission and distribute vaccines, including the effect of these factors on our business, suppliers, customers, end users and economic conditions generally; failure to capitalize on, volatility within, or other adverse changes with respect to the Company's growth drivers, including advanced mobility and advanced connectivity, such as delays in adoption or implementation of new technologies; uncertain business, economic and political conditions in the United States (U.S.) and abroad, particularly in China, South Korea, Germany, Hungary and Belgium, where we maintain significant manufacturing, sales or administrative operations; the trade policy dynamics between the U.S. and China reflected in trade agreement negotiations and the imposition of tariffs and other trade restrictions, including trade restrictions on Huawei Technologies Co., Ltd. (Huawei); fluctuations in foreign currency exchange rates; our ability to develop innovative products and the extent to which our products are incorporated into end-user products and systems and the extent to which end-user products and systems incorporating our products achieve commercial success; the ability and willingness of our sole or limited source suppliers to deliver certain key raw materials, including commodities, to us in a timely and cost-effective manner; intense global competition affecting both our existing products and products currently under development; business interruptions due to catastrophes or other similar events, such as natural disasters, war, terrorism or public health crises; failure to realize, or delays in the realization of anticipated benefits of acquisitions and divestitures due to, among other things, the existence of unknown liabilities or difficulty integrating acquired businesses; our ability to attract and retain management and skilled technical personnel; our ability to protect our proprietary technology from infringement by third parties and/or allegations that our technology infringes third party rights; changes in effective tax rates or tax laws and regulations in the jurisdictions in which we operate; failure to comply with financial and restrictive covenants in our credit agreement or restrictions on our operational and financial flexibility due to such covenants; the outcome of ongoing and future litigation, including our asbestos-related product liability litigation; changes in environmental laws and regulations applicable to our business; and disruptions in, or breaches of, our information technology systems. Should any risks and uncertainties develop into actual events, these developments could have a material adverse effect on the Company or the DuPont Merger. For additional information about the risks, uncertainties and other factors that may affect our business, please see our most recent annual report on Form 10-K and any subsequent reports filed with the Securities and Exchange Commission, including quarterly reports on Form 10-Q. Rogers Corporation assumes no responsibility to update any forward-looking statements contained herein except as required by law.

Media Contact:
Amy Kweder
Director, Corporate Communications
Phone: 480.203.0058
Email: amy.kweder@rogerscorporation.com

Investor Contact:
Steve Haymore
Director, Investor Relations
Phone: 480.917.6026
Email: stephen.haymore@rogerscorporation.com
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